Exhibit 99.1

B. Riley Principal Merger Corp. and Alta Equipment Holdings, Inc. Complete Business Combination

Combined Company Renamed Alta Equipment Group Inc.

Creates a Leading Publicly Traded Equipment Dealership Platform

Two Major Dealer Acquisitions Close Concurrently with Business Combination to Accelerate Geographical Market Expansion

Common Stock Will Trade on the NYSE under the Ticker Symbol “ALTG” Commencing on February 18, 2020

New York, New York and Livonia, Michigan, February 14, 2020 /PRNewswire/ -- B. Riley Principal Merger Corp. (NYSE: BRPM, BRPM WS, BRPM.U) (“BRPM”), a special purpose acquisition company sponsored by an affiliate of B. Riley Financial, Inc. (Nasdaq: RILY) (“B. Riley Financial”), and Alta Equipment Holdings, Inc., a leading provider of premium industrial and construction equipment and related services, today announced the completion of their previously announced business combination, forming a leading publicly traded equipment dealership platform. The business combination, which had a pro forma enterprise value of approximately $540 million, was funded through a combination of equity and debt financings.

Upon completion of the business combination, the combined company was renamed Alta Equipment Group Inc. (“Alta” or the “Company”). Beginning February 18, 2020, the Company’s shares of common stock will begin trading on the New York Stock Exchange under the new ticker symbol “ALTG.”

Concurrently with the closing of the business combination, the Company completed its two previously announced acquisitions of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”), representative of Alta’s market expansion strategy. Following such acquisitions, Alta now operates in 43 locations across Michigan, Illinois, Indiana, New England, New York and Florida.

Alta’s executive management team will continue to be led by Ryan Greenawalt, who will serve as the Company’s Chief Executive Officer and Chairman of the board of directors. The Company’s board of directors will be comprised of Dan Shribman, B. Riley Financial’s Chief Investment Officer and BRPM’s former Chief Financial Officer, Zachary E. Savas, President of Cranbrook Partners & Co., Andrew Studdert, Founder of Andrew P. Studdert & Associates, and Katherine White, Professor of Law at Wayne State University Law School.

“The closing of the business combination marks a significant milestone in Alta’s proud history,” said Ryan Greenawalt. “The additions of Flagler and Liftech provide further scale to our dealer platform and provide a great opportunity to grow our aftermarket parts, sales and service business through geographic expansion. Our strengthened capital structure will further support organic growth as well as the robust opportunities in our acquisition pipeline. We are grateful to Dan Shribman, Bryant Riley and the entire B. Riley Financial team for their partnership and look forward to sharing our progress with our stockholders as we continue to deliver on our growth strategy.“

“We more than accomplished our goal of finding the perfect partner for BRPM in Ryan Greenawalt and the entire Alta team, and we are pleased with the speed in which we were able to complete this business combination since forming BRPM last April,” added Dan Shribman. “Alta offers shareholders a rare combination of growth and value with an outstanding track record of delivering results, strong leadership and a significant opportunity to scale its business. Our ability to bring Alta to market in a short period of time speaks to this and to the collective efforts and expertise of our team. We are grateful for the financial support we received from our financial partners and stockholders, and we look forward to continuing being a strategic partner to Alta.”

B. Riley FBR, Inc. and Dougherty & Co. served as capital markets advisors to BRPM. B. Riley FBR also served as sole placement agent to BRPM. Winston & Strawn LLP acted as BRPM’s legal advisor. Raymond James & Associates served as capital markets advisor to Alta in connection with the business combination. KPMG LLP acted as financial advisor to Alta on the acquisitions of Liftech and Flagler. Howard & Howard Attorneys, PLLC acted as Alta’s legal advisor.

About B. Riley Principal Merger Corp.

B. Riley Principal Merger Corp. was a blank check company sponsored by an affiliate of B. Riley Financial incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. BRPM raised $143.75 million in its initial public offering in April 2019.

About Alta Equipment Group Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, the Company sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other industrial and construction equipment. Alta has operated as an equipment dealership for 35 years and has developed a branch network that includes 43 total locations across Michigan, Illinois, Indiana, New England, New York and Florida. Alta offers its customers a one-stop-shop for most of their equipment needs by providing sales, parts, service, and rental functions under one roof. More information can be found at www.altaequipment.com.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the benefits of the business combination and the acquisitions of each of Liftech and Flagler (the “acquisitions”); the future financial performance of the Company; the Company’s plans for expansion and acquisitions; and changes in the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company relating to the business combination and related transactions; (2) the ability to maintain the listing of the Company’s shares of common stock on the New York Stock Exchange following the business combination; (3) the risk that the business combination or the acquisitions disrupt the Company’s current plans and operations as a result of the consummation of the transactions described herein; (4) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company’s business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the business combination or the acquisitions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties indicated from time to time in the proxy statement filed by the Company with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

Contacts:

For Alta Equipment Group Inc.:

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

For B. Riley Financial:

Media:

Jo Anne McCusker

jmccusker@brileyfin.com

(646) 885-5425